SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

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   [  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

UNIFIED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

APPLESEED FUND

A series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana  46208
(800) 470-1029

Dear Shareholder:

Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”) has served as investment adviser to the Appleseed Fund (the “Fund”), a series of Unified Series Trust (the “Trust”), since its inception.  Beginning on January 29, 2007, Pekin Singer took steps to implement the firm’s long-term succession plan.  As part of that plan, certain key individuals in the firm were included in the equity ownership of the firm by reallocating ownership interests among existing owners and to new owners.  Prior thereto, the ownership of the firm was shared equally among three owners.  In December 2010, the succession planning continued with transfers of ownership interests among the owners, with the result being that the ownership structure of Pekin Singer currently includes five key personnel of the firm.  Certain of those individuals, who previously owned more than 25% of the firm, now own less than 25% and two new owners own more than 25%.  As a result, a technical “change in control” of Pekin Singer may be deemed to have occurred.  However, there has been no change to the management and key personnel of Pekin Singer as a result of the change in ownership.

I am writing to ask for your prompt vote for the approval of a new management agreement between the Trust, on behalf  of the Fund, and Pekin Singer, which is substantially similar to the current agreement, and the ratification of the current management agreement and the fees paid by the Fund to Pekin Singer under that agreement from the January 2007 ownership change to the effective date of the new management agreement.

The proposals have been carefully reviewed by the Board of Trustees of the Trust.  The Board of Trustees unanimously recommends that you vote FOR both proposals.

It is very important that we receive your vote before October 10, 2011.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

/s/John C. Swhear

John C. Swhear
Senior Vice President
Unified Series Trust

Important information to help you understand and vote on the proposals:

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve a new management agreement with Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”) which is substantially similar to the current agreement, to enable Pekin Singer to continue as the investment adviser for the Appleseed Fund (the “Fund”), a series of Unified Series Trust (the “Trust”), and to ratify the current agreement and fees paid to Pekin Singer under that agreement from the January 2007 ownership change to the effective date of the new management agreement.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board of Trustees”) held on May 23, 2011, the Board of Trustees approved, subject to shareholder approval, the continuance of Pekin Singer as the investment adviser to the Fund, under a new management agreement, which is substantially similar to the current agreement, and ratification of the current agreement and the fees paid thereunder since January 2007.

What am I being asked to vote on?

You are being asked to vote to approve a new management agreement between Pekin Singer and the Trust on behalf of the Fund, which is substantially similar to the current agreement, and to ratify the current agreement and the fees paid by the Fund to Pekin Singer under that agreement from the January 2007 ownership change to the effective date of the new management agreement.

Pekin Singer has served as the investment adviser to the Fund since its inception.  Beginning on January 29, 2007, Pekin Singer took steps to implement the firm’s long-term succession plan to include Mr. Adam Strauss and Mr. Joshua Strauss in the equity ownership of the firm.  Prior thereto, the ownership of the firm was shared equally among Mr. Richard Singer, Mr. Ronald Strauss and Mr. William Pekin.  In December of 2010, the succession planning continued as Mr. Singer sold 6% of his shares equally to Adam Strauss, Joshua Strauss and William Pekin.  As a result, the firm ownership is currently structured with William Pekin, Adam Strauss and Joshua Strauss owning roughly equal positions of approximately 27%, and with Richard Singer and Ronald Strauss having smaller positions.  However, there has been no change to the management and key personnel of Pekin Singer as a result of the change in ownership.

The described ownership changes may be deemed to be a “change in control” under the Investment Company Act of 1940 (the “1940 Act”), which would have resulted in an assignment and automatic termination of the advisory agreement.  Out of an abundance of caution, the Board of Trustees is requesting that Fund shareholders approve a new management agreement between the Trust and Pekin Singer on behalf of the Fund, which is substantially similar to the current agreement, and ratify the current agreement as of January 29, 2007.

On May 23, 2011, the Board approved a new management agreement between the Trust and Pekin Singer on behalf of the Fund, and ratified the current agreement and the fees paid by the Fund to Pekin Singer under that agreement since the January, 2007 ownership change.  These actions by the Board are subject to shareholder approval.

How will my approval of these proposals affect the management and operation of the Fund?

The Fund’s investment strategies will not change, and the same adviser and portfolio management team will continue to manage the Fund’s portfolio.   Approval of the proposals will avoid disruption of the Fund’s investment management and will allow shareholders to continue to benefit from the investment advice provided by Pekin Singer to the Fund.

Are there any proposed changes to the management agreement or to the fee arrangement?

There are no substantive differences between the current management agreement and the proposed new management agreement and no changes to the fee arrangement with Pekin Singer.

Has the Board of Trustees approved the proposals?

Yes.  The Board of Trustees has unanimously approved the proposals and recommends that shareholders also vote to approve the proposals.

Why has the Board of Trustees approved the proposals?

The Board believes that it is in the best interests of the Fund and its shareholders to continue to have Pekin Singer manage the investments of the Fund and to ratify the current management agreement and the fees paid thereunder.

Who is Altman Group?

Altman Group is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached for the Fund.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

Pekin Singer (not the Fund’s shareholders) will pay the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on August 18, 2011 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of the proposals requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions, or by visiting the website indicated on your proxy card.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call (866) 297-6479.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

APPLESEED FUND

A series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(800) 470-1029

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Appleseed Fund (the “Fund”), a series of the Unified Series Trust (the “Trust”), will be held at the offices of the Fund’s administrator, Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana, 46208, on October 10, 2011, at 9:00 a.m., Eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.
to consider a proposal to approve a new Management Agreement between Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”) and the Trust on behalf of the Fund, in substantially the same form as the current Management Agreement, pursuant to which Pekin Singer will continue to serve as investment adviser to the Fund.

2.
to consider a proposal to ratify the current Management Agreement and the fees paid by the Fund to Pekin Singer under the current Management Agreement from  January 29, 2007 to the effective date of the new Management Agreement; and

3.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on August 18, 2011 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees of the Trust,

John C. Swhear, Senior Vice President

August 19, 2011

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF

APPLESEED FUND

A series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(800) 470-1029

TO BE HELD ON OCTOBER 10, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board of Trustees”) of Unified Series Trust (the “Trust") and its series, the Appleseed Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on October 10, 2011 at 9:00 a.m., Eastern time, at the offices of the Fund’s administrator, Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

Shareholders of record of the Fund at the close of business on the record date, established as August 18, 2011 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  Each share is entitled to one vote.  This proxy statement is expected to be mailed to shareholders on or about August 31, 2011.  The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1.
To consider a proposal to approve a new Management Agreement between Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”) and the Trust on behalf of the Fund, in substantially the same form as the current Management Agreement, pursuant to which Pekin Singer will continue to serve as investment adviser to the Fund.

PROPOSAL 2.
To consider a proposal to ratify the current Management Agreement and the fees paid by the Fund to Pekin Singer under that agreement from January 29, 2007 to the effective date of the new Management Agreement.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on October 10, 2011:

To obtain directions to attend the Special Meeting, please call (800) 470-1029.  For a free copy of the Fund’s latest annual and/or semi-annual reports, call (800) 470-1029, visit the Fund’s website at www.appleseedfund.com or write to the Fund, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana, 46208.

Background

           The primary purpose of these proposals is to enable Pekin Singer to continue its service as the investment adviser to the Fund without the risk of disruption.  To do so, the Trustees are requesting that shareholders approve a new Management Agreement (the "New Agreement") between the Fund and Pekin Singer, ratify the existing Management Agreement (the "Current Agreement") and ratify the payment of the advisory fees under the Current Agreement since January 2007.  Approval of the proposals and the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Agreement is substantially similar in all material respects to the Current Agreement in effect with Pekin Singer since September 11, 2006 and approved by shareholders of the Fund on December 6, 2006.

Beginning on January 29, 2007, Pekin Singer took steps to implement the firm’s long-term succession plan to include Mr. Adam Strauss and Mr. Joshua Strauss in the equity ownership of the firm.  Prior thereto, the ownership of the firm was shared equally among Mr. Richard Singer, Mr. Ronald Strauss and Mr. William Pekin.  In December of 2010, the succession planning continued as Mr. Singer sold 6% of his shares equally to Adam Strauss, Joshua Strauss and William Pekin.  As a result, the firm ownership is currently structured with William Pekin, Adam Strauss and Joshua Strauss owning roughly equal positions of approximately 27% each, and with Richard Singer and Ronald Strauss having smaller positions.  Pekin Singer has represented that the changes in ownership solely reflect changes in economic interest and will not affect how the Fund will be managed, and that there has been no change to the management and key personnel of Pekin Singer as a result of the change in ownership.

The Investment Company Act of 1940 (the "1940 Act") makes it unlawful for a firm to serve as an investment adviser for a mutual fund, except pursuant to a written contract, that among other things, provides for its automatic termination in the event of its assignment.  An assignment of the contract occurs if there is a “change of control”.  Generally, a “change of control” may be deemed to have occurred if there is a change in the owners of more than 25% of the outstanding voting securities of the firm.  However, a rule under the 1940 Act provides that a transaction that does not result in a change of actual control or management of an advisory firm is not an assignment.

Although the effects of the changes in ownership of Pekin Singer are not certain to result in the assignment and automatic termination of the Current Agreement, to provide continuity in the management of the Fund, and out of an abundance of caution, the Board of Trustees is requesting that Fund shareholders approve the New Agreement and ratify the Current Agreement and the payment of advisory fees by the Fund to Pekin Singer under that agreement since the date of the initial transfer of shares of Pekin Singer in 2007.  Approval of the proposals will avoid disruption of the Fund’s investment management.   The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.  A summary of the terms of the New Agreement is provided below.  However, the summary only describes the material terms of the New Agreement.  You should review the entire New Agreement, which is attached as Exhibit A.

           Management Agreements

Pekin Singer has managed the Fund's assets under the Current Agreement since the inception of the Fund.  Under the terms of the Current Agreement between Pekin Singer and the Trust, on behalf of the Fund, Pekin Singer furnishes a continuous investment program for the Fund consistent with the Fund's investment objectives and policies as set forth in the Fund's prospectus and statement of additional information.  Pekin Singer determines the securities to be purchased, held or sold by the Fund and is responsible for the negotiation and allocation of brokerage for the Fund's securities transactions.  As compensation for its management services, Pekin Singer is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.  The Fund is obligated to pay all of its operating expenses, including but not limited to, brokerage fees and commissions, taxes, interest, fees and expenses of disinterested trustees, fees and expenses  of the Fund's custodian, transfer agent, shareholder services agent, administrator, legal counsel, auditor and distributor, and extraordinary or non-recurring expenses.  The New Agreement is identical as to the obligations of the parties, compensation and indemnification.  The New Agreement, like the Current Agreement, has an initial duration of two (2) years from the date the New Agreement is approved by shareholders and will continue year to year thereafter, subject to annual approval by: (1) the Board; or (2) a vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), provided that in either event continuance is also approved by a majority of the Trustees, including those Trustees who are not interested persons of the Fund or of Pekin Singer, as that term is defined under the 1940 Act (the "Disinterested Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval.  Other than with respect to the term of the agreement, the New Agreement is identical to the Current Agreement.

Pursuant to the terms of an expense reimbursement letter agreement, Pekin Singer pays certain operating expenses of the Fund, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage fees and commission; fees paid pursuant to the Administrative Services Plan (Investor Class only): borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary litigation expenses; and any indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest, at a specified percentage of the Fund’s average daily net assets.  The expense limitation arrangement is currently in place through February 29, 2012.  Pekin Singer will continue the expense limitation agreement for the same term in connection with the New Agreement.  Any fees waived or expenses reimbursed are subject to recoupment by the Adviser within three fiscal years following the fiscal year in which any waiver or reimbursement was made; provided that the Fund is able to make the repayment without exceeding the limitation.  From the Fund's inception until January 28, 2011, the expense limitation was set at 1.24%.  Currently the limit is 0.99%.

About the Adviser

Pekin Singer is a Delaware corporation located at 21 South Clark Street, Suite 3325, Chicago, Illinois.  The ownership of Pekin Singer is discussed above.  The names, titles, addresses, and principal occupations of the principal executive officers of Pekin Singer are set forth below:

Name:	Title:	Address:	Principal Occupation:
Mr. Ronald L. Strauss	President	21 South Clark Street, Suite 3325, Chicago, Illinois	President, Pekin Singer Strauss Asset Management, Inc.
Mr. Richard A. Singer	Senior Vice President	21 South Clark Street, Suite 3325, Chicago, Illinois	Senior Vice President, Pekin Singer Strauss Asset Management, Inc.
Mr. William A. Pekin	Senior Vice President	21 South Clark Street, Suite 3325, Chicago, Illinois	Senior Vice President, Pekin Singer Strauss Asset Management, Inc.
Mr. Adam S. Strauss	Senior Vice President	21 South Clark Street, Suite 3325, Chicago, Illinois	Senior Vice President, Pekin Singer Strauss Asset Management, Inc.
Mr. Joshua D. Strauss	Senior Vice President	21 South Clark Street, Suite 3325, Chicago, Illinois	Senior Vice President, Pekin Singer Strauss Asset Management, Inc.
Mr. William G. Schmidle	Chief Compliance Officer	21 South Clark Street, Suite 3325, Chicago, Illinois	Chief Compliance Officer, Pekin Singer Strauss Asset Management, Inc.

The fees received by Pekin Singer and the amounts waived and/or reimbursed by Pekin Singer since the January 2007 ownership change were as follows:

Period	Gross Advisory Fees	Waiver and/or Reimbursement	Net Advisory Fees 4
1/29/07 to 11/30/07 1	$48,595	$111,261	($62,666)
12/1/07 to 11/30/08	$74,470	$163,135	($88,665)
12/1/08 to 9/30/09 2	$177,994	$152,291	$25,703
10/1/09 to 9/30/10	$1,157,142	$91,650	$1,065,492
10/1/10 to 6/30/11 3	$1,134,209	$192,041	$942,168

1.  Denotes the period from the date of the first transfer of ownership of Pekin Singer to the end of the first fiscal period.
2.  The end of the Fund's fiscal year was changed from November 30 to September 30.
3.  Represents the fiscal period ended June 30, 2011.
4.  A negative number indicates Pekin Singer waived fees and/or reimbursed operating expenses in excess of management fees earned.

The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Pekin Singer.

           Board Considerations

The Board of Trustees considered the approval of the New Agreement and ratification of the Current Agreement and the fees paid thereunder, all subject to shareholder approval, at an in-person meeting held on May 23, 2011 (the “May Meeting”).  The Board first reviewed a memorandum provided by Pekin Singer regarding the issues raised by the changes in ownership and discussed the memorandum with representatives of Pekin Singer.  Pekin Singer indicated that it had been advised by its counsel that there are many factors  that could support a determination that the changes in ownership had not resulted in an assignment and termination of the Current Agreement.  However, to avoid uncertainties, Pekin Singer requested that the Board approve the New Agreement, ratify the Current Agreement and ratify the payments made under the Current Agreement since the January 2007 ownership change, and seek shareholder approval of the same.

Pekin Singer represented to the Board that the changes in ownership of Pekin Singer described above solely reflected changes in economic interest in Pekin Singer and did not affect the management, operations or performance of Pekin Singer.  Pekin Singer advised the Board there have been no material changes in the level of advisory services provided to the Fund and that Pekin Singer continues to make investment decisions for clients, including the Fund, in a collegial atmosphere where every partner is given an equal voice irrespective of the level of ownership.  Pekin Singer has continued to have the same officers, directors and portfolio managers that were in place prior to the ownership changes.  In addition, Pekin Singer represented to the Board that there had been no change of actual control or management of the firm, and that no individual shareholder had acquired any controlling influence over the firm as a result of any transfer.  Pekin Singer then noted that it had been the investment adviser to the Fund since its inception and that the Board had recently approved the continuance of the Current Agreement in February 2011.  Therefore, Pekin Singer observed that all Fund shareholders had purchased shares of the Fund on the basis of Pekin Singer managing the assets of the Fund and that any who no longer wanted to receive the services of Pekin Singer were free to redeem their shares.

The Board then discussed with the Trust's Chief Compliance Officer (“CCO”) the issues surrounding the possible change of control of Pekin Singer.  He noted that the adviser’s proceeding with the implementation of its succession plan without identifying the legal issues involved necessitated a reevaluation of Pekin Singer's compliance program.  He indicated that he believed that Pekin Singer had appropriately addressed any concerns, noting that Pekin Singer had recently hired a compliance consultant to review certain of its compliance policies and procedures and had retained legal counsel with experience in the area of investment management law.  He further stated that based on these changes, and his present knowledge, he believed that Pekin Singer was working towards implementing a compliance program reasonably designed to assist the Fund in complying with applicable laws.  The Board then discussed with the Trust's CCO a summary that had been prepared  regarding his analysis of Pekin Singer's compliance program.  The Board directed the CCO to follow up with Pekin Singer after the compliance review to ensure that any recommendations of the consultant and legal counsel to enhance Pekin Singer's compliance program are promptly implemented.

The Board then turned to consideration of the New Agreement.  It noted that at its February 2011 quarterly meeting (the “February Meeting”) it had requested, received, and reviewed materials necessary to approve the annual renewal of the Current Agreement with Pekin Singer on behalf of the Fund.  The Board was advised that consideration of the New Agreement would require a new, albeit similar, analysis as that performed at the February Meeting.

           At the May Meeting, the Board acknowledged receiving and reviewing the following materials provided by Pekin Singer, the Trust's Administrator, and the Trust's Chief Compliance Officer: (i) an executed copy of the Current Agreement and expense limitation  letter, (ii) Pekin Singer's responses to a detailed series of questions related to Pekin Singer's services to the Fund, its profitability and ideas for future growth of the Fund, (iii) Pekin Singer's Form ADV, (iv) a profitability analysis prepared by Pekin Singer for the year ended December 31, 2010, and (v) comparative information regarding the Fund's performance and expenses versus a group of peer funds.  The Trustees also received information from their Independent legal counsel regarding their responsibilities in approving investment management agreements. Specifically, the Board was informed it should consider, among other things, the nature, extent and quality of the services provided by Pekin Singer to the Fund, the performance of the Fund and other accounts managed by Pekin Singer (if any), the fees charged and the level of profitability of Pekin Singer as a result of managing the assets of the Fund and whether there were any economies of scale realized by Pekin Singer from managing the Fund and whether the fees charged by Pekin Singer reflect those economies of scale.

The Board of Trustees noted that the material terms of the New Agreement and Current Agreement were identical, including the obligations of the parties, compensation and indemnification.  The proposed New Agreement and the Current Agreement differ only with regard to their date of execution and effectiveness.   The Board was advised that the New Agreement, like the Current Agreement, would have an initial duration of two (2) years from the date the New Agreement is approved by shareholders and would continue year to year thereafter, subject to annual approval by: (1) the Board; or (2) a vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) provided that in either event continuance is also approved by a majority of the disinterested Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.

As to the nature, extent and quality of services provided by Pekin Singer to the Fund, the Board noted that Pekin Singer manages approximately $775 million in client assets, including the assets of the Fund.  The Board considered the resources allocated by Pekin Singer to the management of the Fund and determined that the resources appear adequate, specifically noting that Pekin Singer provides an investment committee of five portfolio managers that oversee the Fund.  The Board noted that Pekin Singer also provides other investment and administrative personnel, including a compliance officer, that provide assistance in the management of the Fund.

Regarding the performance of the Fund, the Board observed that the Fund had a five star rating from Morningstar.  The Board also acknowledged that the Fund's administrator had provided information reporting that the Fund had underperformed its benchmark and peer group for the three-month and one-year periods.  However, the Board also noted that the Fund has significantly outperformed its benchmark and peer group over the three-year period, with an average annual return of 16.39% as opposed to 2.35% for its benchmark and 10.92% for its peer group average, according to the information provided by the Fund's Administrator.

As to the fees and profitability of Pekin Singer, the Board noted that, although the advisory fee of 1.00% charged by Pekin Singer is higher than the average fee of the Fund's peer group, since the Fund's inception, Pekin Singer under the Current Agreement, has waived a portion of its advisory fee and/or reimbursed expenses and will continue its commitment to cap expenses under the New Agreement.  Additionally, information provided by Pekin Singer showed a loss as a result of managing the Fund's assets.  Pekin Singer noted that the Fund has not been profitable to the firm since the Fund's inception.  The Trustees noted, however, that Pekin Singer is financially sound as a whole.

The Board also noted that Pekin Singer receives soft dollar credits for securities transactions for its clients, including the Fund.  However, the Board was informed that the average commission was less than $0.01 per share and that the percentage of total Fund commissions paid to soft-dollar brokers was less than for other clients of Pekin Singer.  The Board recalled that although the Fund has a Rule 12b-1 Plan, the plan has not been activated.  The Board also noted that Pekin Singer has entered into an administrative services agreement with the Fund pursuant to which it pays Pekin Singer 0.25% on the assets in the Fund's Investor Class of shares.  Pekin Singer reported, however, that all of the revenue from the administrative services agreement is paid to certain mutual fund platforms that provide services to the Fund's Investor Class shareholders.

In determining the reasonableness of the advisory fees to be paid under the New Agreement, the Board considered whether any economies of scale would be realized as the Fund's assets grow, and whether these economies of scale are reflected in the advisory fees.  The Board noted that although the Fund had experienced recent growth, it did not appear that Pekin Singer has begun to realize any significant economies of scale from managing the Fund.

After reviewing the foregoing and the other information provided by Pekin Singer and the Fund's administrator, the Board determined that the advisory fees charged under the Current Agreement and to be charged under the New Agreement (after waiver and reimbursement) were reasonable, based on the quality of the advisory services provided by Pekin Singer and unanimously voted, subject to shareholder approval, to approve the New Agreement.

The Board then discussed the appropriateness of ratifying the Current Agreement, and the fees paid thereunder, since January 29, 2007.  The Board recalled that at the February Meeting, it had renewed the Current Agreement, finding it was in the best interests of shareholders to do so.  The Board also acknowledged that the Fund's shareholders have received high quality services from Pekin Singer as evidenced by the Fund's excellent performance record, including its five star Morningstar rating, as discussed earlier in the meeting.   The Board also noted that Pekin Singer had subsidized the Fund for several years, receiving no net fees through March 2009, and continues to waive a portion of its management fees or reimburse Fund operating expenses.   The Board determined that it would be in the best interest of shareholders to provide continuity of the Fund's current investment strategy, as implemented by Pekin Singer.  The Board further noted it would be unfair and would cause a significant detriment for Pekin Singer to have to forfeit advisory fees, especially since Pekin Singer incurred the normal management expenses and has reimbursed certain operating expenses, during the period in question.  In addition, the Board noted Pekin Singer's point that whether an assignment had, in fact, occurred was a technical issue, and had no effect on the services provided by Pekin Singer to the Fund.  The Board also determined that the shareholders should not unjustly benefit from Pekin Singer's management of the Fund's assets in accordance with Pekin Singer's proprietary investment strategy without paying for such services.

           For the reasons stated above, the Board found that it was in the best interests of the Fund and its shareholders to approve the New Agreement, to ratify the Current Agreement  and to ratify the fees paid to Pekin Singer under the Current Agreement for the period January 29, 2007 to the effective date of the New Agreement.

           The approval and ratifications by the Board are subject to approval by the Fund’s shareholders.  If the proposals are not approved by shareholders, the Board may consider other options available to it, including assessing whether the change in ownership constitutes an actual change of control under the 1940 Act, resubmitting the matter to shareholders for approval, seeking approval of a management agreement with another investment adviser or closing the Fund.

Vote Required

Approval of the proposals requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR Proposal 1 related to the new Management Agreement and FOR Proposal 2 related to the ratification of the current Management Agreement and the advisory fees paid from the January, 2007 ownership change through the effective date of the new Management Agreement.

OTHER INFORMATION

Operation of the Fund

The Fund was organized as a non-diversified series of Unified Series Trust on September 11, 2006.  Unified Series Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Fund’s principal executive offices are located at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana  46208.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  Pekin Singer serves as the Fund's investment adviser.  Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, fund accountant, and administrator.  Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Fund.

Other Business

The Board of Trustees knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Submission of Shareholder Proposals

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Shareholder Information

At the close of business on August 18, 2011, the Record Date with respect to the Special Meeting, there were 12,927,185.449 shares of the Fund outstanding.  As of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Fund.  As of the Record Date, no person was known by the Fund to own beneficially or of record as much as 5% of the shares of the Fund except as follows:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	28.03%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	24.43%	Record
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	6.00%	Record

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about August 31, 2011.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, Altman Group may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to John C. Swhear, Senior Vice President, Unified Series Trust, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund receives votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If the broker-dealer submits a proxy to the Fund but these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining a quorum, but will not count towards the number of votes in favor of the approval of the New Agreement, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Senior Vice President prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instructions are made on a properly executed proxy, it will be voted FOR both proposals.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Agreement and ratification of the Current Agreement and the fees paid thereunder, which means they will have the effect of votes against the proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal.

Shareholders of record of the Fund at the close of business on August 18, 2011 will be entitled to vote at the Special Meeting.  Each share is entitled to one vote.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from The Altman Group, Inc., Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses incurred in connection with preparing this Proxy Statement and its enclosures and all related legal and solicitations expenses will be paid by Pekin Singer.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call (800) 470-1029 or write to the Funds c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Exhibit A

MANAGEMENT AGREEMENT

TO:                      Pekin Singer Strauss Asset Management, Inc.
21 S. Clark Street, Suite 3325
Chicago, IL 60603

 Dear Ladies and Gentlemen:

         Unified Series Trust (the “Trust”) herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of a registered open-end investment company.  The Trust currently offers several series of shares to investors, one of which is the  Appleseed Fund (the “Fund”).

         You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as set forth below.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information.  You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish.  You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

         2.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund.  You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the Investment Company Act of 1940, as amended (“1940 Act”).  You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations.  All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund.  The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

               You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you.  Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action.  If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.    COMPENSATION OF THE ADVISER

               For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

              The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board of Trustees may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time.  You will be responsible for providing trade tickets on a timely basis to Unified Fund Services, Inc., the Trust’s administrator, following the execution of trade orders.  You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                 You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance.  You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

               You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates,  except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the  performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date that the Fund receives an affirmative vote of a majority of outstanding voting securities of the Fund, and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by:  (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting  such approval.

                  If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing  such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the name “Appleseed” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Appleseed” shall automatically cease on the 90th day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Appleseed” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.  A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

                  (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, and your address for this purpose shall be 21 S. Clark Street, Suite 3325, Chicago, IL 60603.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance below  and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date the Fund receives an affirmative vote of a majority of outstanding voting securities of the Fund.

Approved by the Board of Trustees on May 23, 2011.
Approved by shareholders of the Fund on __________, 2011.

Yours very truly,

                                                        UNIFIED SERIES TRUST

                                                                    By:
                                                                John Swhear, Senior Vice President

ACCEPTANCE

         The foregoing Agreement is hereby accepted.

PEKIN SINGER STRAUSS ASSETMANAGEMENT, INC.

By:                                                                      Name:
Title: